UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
AMENDMENT NO. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 26, 2004
Date of Report (Date of earliest event reported)

LINCOLN GOLD CORPORATION
(Exact name of registrant as specified in its charter)

NEVADA	0-25827	88-0419475
(State or other jurisdiction of	(Commission File	(IRS Employer Identification
incorporation)	Number)	No.)

#306 – 1140 Homer Street
Vancouver, British Columbia, Canada	V6B 2X6
(Address of principal executive offices)	(Zip Code)

604-689-1659
Registrant's telephone number, including area code

BRADEN TECHNOLOGIES, INC.
(Former name or former address, if changed since last report)

This Amendment No. 1 to Current Report on Form 8-K amends the Current Report on Form 8-K filed by Lincoln Gold Corporation (formerly Braden Technologies, Inc.), a Nevada corporation (the "Company”), on April 12, 2004 to add the financial statements of Lincoln Gold Corp., a Nevada corporation (“Lincoln Gold”) as required by Item 7(a) and (b) of Form 8-K.

ITEM 7.          FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired.

Included herein as Exhibit 99.1 to this Amendment No. 1 to Current Report on Form 8-K are the following audited financial statements of Lincoln Gold prepared in accordance with US generally accepted accounting principals and stated in US dollars:

1.	Independent Auditors’ Report of Berkovits, Lago & Company, LLP dated April 3, 2004;

2.	Balance Sheet as at December 31, 2003.

3.	Statement of Operations for the period from September 25, 2003 (Inception) to December 31, 2003.

4.	Statement of Stockholders’ Equity for the period from September 25, 2003 (Inception) to December 31, 2003.

5.	Statement of Cash Flows for the period from September 25, 2003 (Inception) to December 31, 2003.

6.	Notes to the Consolidated Financial Statements

(b)	Pro forma Financial Information.

Included herein as Exhibit 99.2 to this Amendment No. 1 to Current Report on Form 8-K are the following unaudited pro-forma financial statements showing the effect of the acquisition of Lincoln Gold by the Company effective December 31, 2003:

1.	Unaudited Pro Forma Consolidated Balance Sheet as at December 31, 2003;

2.	Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2003;

3.	Notes to Unaudited Consolidated Pro Forma Financial Statements.

(c)	Exhibits.

Exhibit	Description of Exhibit

10.1	Form of Share Purchase Agreement dated March 15, 2004 between the Company and the U.S. Shareholders of Lincoln Gold Corp. (1)

10.2	Form of Share Purchase Agreement dated March 15, 2004 between the Company and the Non-U.S. Shareholders of Lincoln Gold Corp. (1)

99.1	Audited financial statements

99.2	Unaudited pro-forma financial statements

(1)	Previously filed as an exhibit to the Company’s Current Report on Form 8-K filed on March 16, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN GOLD CORPORATION

Date: May 4, 2004
	By:	/s/ Paul Saxton
PAUL SAXTON, PRESIDENT